SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934.

                Date of Report : August 16, 1996

                             LDP-III
     (Exact name of registrant as specified in its charter)
                             0-13559
                      (Commission File Number
   California                                       94-2911983
(State or other                                  (I.R.S. Employer
jurisdiction of                                Identification Number)
 incorporation)


            P.O. Box 130, Carbondale, Colorado  81623
            (Address of principal executive offices)


                         (970) 963-8007
      (Registrant's telephone number, including area code)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          Not Applicable

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On August 16, 1996, the registrant sold one of its real property investments known as 391 Forbes Commercial Building, located in South San Francisco, California. The property consisted of a 30,400 square feet commercial building.

          The buyer, Rod Blake, is not affiliated with the registrant. The sale price received by the registrant was $1,730,000 which resulted in a gain of $223,000 and cash proceeds of $660,000.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Not Applicable

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

          Not Applicable

ITEM 5.   OTHER EVENTS

          Not Applicable

ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

          Not Applicable

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

          (a)  Financial statements of business acquired

               Not Applicable


          (b)  Pro Forma Balance Sheet
                   June 30, 1996

               Pro Forma Statements of Operations:
                   Six months ended June 30, 1996
                   Year ended December 31, 1995

               Notes to Pro Forma Financial Statements

          (c)  Exhibits

               Not Applicable

ITEM 8.   CHANGE IN FISCAL YEAR

          Not Applicable

PRO FORMA FINANCIAL STATEMENTS:

The following Pro Forma Balance Sheet of the registrant as of June 30, 1996 and the Pro Forma Statements of Operations for the six months ended June 30, 1996, and for the year ended December 31, 1995, reflect pro forma adjustments to the registrant's historical Financial Statements assuming the property was not owned by LDP-III during those timeframes as explained in Notes to Pro Forma Financial Statements.

The Pro Forma Statements of Operations for the three months ended June 30, 1996, and for the year ended December 31, 1995, are not necessarily indicative of the actual results that would have occurred had the property sale been consummated at the beginning of the respective periods or of future operations of the registrant. The ProFormas do not take into consideration the increase in LDP-III's liquidity or possible uses of those funds.

These statements should be read in conjunction with the Notes to Pro Forma Financial Statements.

                            LDP-III

       PRO FORMA BALANCE SHEET, JUNE 30, 1996 (Unaudited)
                     (Dollars in thousands)
                                             Pro Forma
                                            Adjustments
                                            Add(Deduct)  Pro
                             June 30, 1996   (Note A)    Forma
ASSETS
INVESTMENTS IN REAL ESTATE:
 Rental properties               $12,336      $(1,848)   $10,488
 Accumulated depreciation         (4,436)         461     (3,975)
 Rental properties - net           7,900       (1,387)     6,513

 CASH                                129            0        129

OTHER ASSETS
 Short-Term Investment            $  198       $    0     $  198
 Accounts receivable                  30           (7)        23
 Prepaid expenses and deposits        10            0         10
 Deferred costs                      145          (23)       122
 Total other assets                  383          (30)       353

TOTAL                             $8,412      $(1,417)    $6,995

LIABILITIES AND PARTNERS' EQUITY
LIABILITIES:
 Notes payable                    $7,864       $ (950)    $6,914
 Accounts payable                      5           (1)         4
 Other liabilities                    83          (20)        63
 Total liabilities                 7,952         (971)     6,981

PARTNERS' EQUITY                     460         (446)        14

TOTAL                             $8,412       $(1,417)   $6,995

The accompanying notes are an integral part of the pro forma financial statements.


                             LDP-III

               PRO FORMA STATEMENTS OF OPERATIONS
      FOR THE THREE MONTHS ENDED JUNE 30, 1996 (Unaudited)
             (In thousands except per unit amounts)
                                             Pro Forma
                                            Adjustments
                                            Add (Deduct)  Pro
                             June 30, 1996   (Note B)     Forma
REVENUE
 Rental                         $  653        $ (95)      $  558
 Interest                            9            0            9
 Total Revenue                     662          (95)         567

EXPENSE
 Interest                          351          (47)         304
 Operating                         236          (28)         208
 Depreciation and amortization     201          (24)         177
 General and administration         93            0           93

 Total expense                  $  881        $ (99)      $  782

NET LOSS                        $ (219)      $    4       $ (215)

NET LOSS PER
PARTNERSHIP UNIT                $   (6)      $    0       $   (6)

The accompanying notes are an integral part of the pro forma financial statements.

                             LDP-III

               PRO FORMA STATEMENTS OF OPERATIONS
        FOR THE YEAR ENDED DECEMBER 31, 1995 (Unaudited)
             (In thousands except per unit amounts)


                                              Pro Froma
                                             Adjustments
                             December 31,    Add (Deduct)
                                 1995          Pro Forma        Pro Forma
REVENUE
 Rental                        $1,339           $ (197)          $ 1,142
 Interest                          28                0                28
 Total revenue                  1,367             (197)            1,170

EXPENSE
 Interest                         717             (106)               611
 Operating                        394              (52)               342
 Depreciation and amortization    396              (52)               344
 General and administration       194                0                194
 Total expense                  1,701             (210)             1,491

NET LOSS                       $ (334)         $    13           $   (321)

NET LOSS PER
PARTNERSHIP UNIT               $   (9)         $     1           $     (8)

The accompanying notes are an integral part of the pro forma financial statements.


NOTES TO PRO FORMA FINANCIAL STATEMENTS
(Dollars in thousands)

A.   The Balance Sheet Pro Forma adjustments reflect the sale  of the  391  Forbes Commercial Building as if the sale occurred on  June  30,  1996.  A gain of $223 was recognized  by  the registrant  which has been adjusted for activity  subsequent to June 30, 1996, and through the date of sale (see Note B).
     The   cost   of  investments  in  real  estate,  accumulated
     depreciation, prepaid expenses and deposits, deferred costs, notes  payable and other liabilities have been  adjusted  by their  respective balances at June 30, 1996.  The registrant received cash proceeds of $660,000 from this sale.

B.   The  Pro  Forma Statements of Operations for the six  months ended  June  30, 1996, and for the year ended  December  31,
     1995,  reflects  the loss from continuing operations  before reflecting any amounts attributable to the sale of  the  391
     Forbes  Commercial Building in August, 1996.   It  has  been
     assumed that administrative expenses would not change  as  a result of the sale.

     The gain of $223 from the property sale which has not been reflected in the Pro Forma Statement of Operations, was determined as follows:

          Sale price                       $1,730
          Less:  selling costs                (97)
          Net selling price                 1,633

          Property basis (including
           unamortized deferred costs)      1,977
          Accumulated depreciation
           and amortization                  (567)
          Net book value                    1,410

          Gain on sale of rental property  $  223

C. The Pro Forma Statements of Operations for the three months ended June 30, 1996, and for the year ended December 31, 1995, reflects the pro forma adjustment to remove the segments of operations that have been discontinued to present the registrant on an ongoing continuing operations.


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     August 28, 1996         LDP-III

                                  By:  /s/ Gregory L. Mohl
                                       Gregory L. Mohl
                                       Controller
                                       Landsing Equities Corporation
                                       Managing General Partner